                                                                    EXHIBIT 99.1

                         IVAX ANNOUNCES RECORD EARNINGS

         MIAMI - April 25, 2001 - IVAX Corporation (AMEX: IVX) reported record financial results for the first quarter ended March 31, 2001. Income from continuing operations for the first quarter of 2001 was $60.1 million, or $.36 per diluted share, an increase of 126% over first quarter 2000's income from continuing operations of $26.7 million, or $.17 per diluted share. Net revenues for the first quarter of 2001 were $260 million, an increase of 42%, compared to net revenues of $183 million in the first quarter last year.

         "I am pleased to report these earnings for the first quarter of 2001, which represent a continuation of the growth pattern of the last few years," said Phillip Frost, M.D., IVAX chairman and chief executive officer. "We were able to achieve these results, in the face of an increase in research and development spending of 22% compared to the prior year."

         Neil Flanzraich, vice-chairman and president of IVAX said, "IVAX' gross profit margin was 52% of net revenues for the first quarter of 2001 compared to 48% in the first quarter of 2000. The improvement in gross profit percentage was due in part to IVAX' paclitaxel sales, which exceeded $50 million in the first quarter." Mr. Flanzraich added, "We expect our normal operating income to continue to increase during the second quarter of 2001."

         First quarter results include a gain of $10.3 million, or $.06 per diluted share, and compensation expense of $1.0 million, or $.01 per diluted share, resulting from the partial sale of IVAX Diagnostics, Inc. IVAX continues to own approximately 70% of IVAX Diagnostics, Inc.

         The first quarter was one of great activity during which IVAX continued the integration of its subsidiaries and began the process of changing their names to make the "IVAX" name better known in commercial and financial markets around the world.

         IVAX Corporation, headquartered in Miami, Florida, is a multinational company engaged in the research, development, manufacturing and marketing of pharmaceutical products.

         EXCEPT FOR HISTORICAL MATTERS CONTAINED HEREIN, THE STATEMENTS IN THIS PRESS RELEASE ARE FORWARD-LOOKING AND ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE SECURITIES LITIGATION REFORM ACT OF 1995. INVESTORS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT MAY AFFECT IVAX' BUSINESS AND PROSPECTS, INCLUDING THE RISK THAT THE COMPANY'S EARNINGS IN FUTURE PERIODS MAY NOT GROW OR MAY DECREASE, AND OTHER RISKS AND UNCERTAINTIES THAT MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE SET FORTH IN THE FORWARD-LOOKING STATEMENTS. IN ADDITION TO THE RISK FACTORS SET FORTH ABOVE, INVESTORS SHOULD CONSIDER THE ECONOMIC, COMPETITIVE, GOVERNMENTAL, TECHNOLOGICAL AND OTHER FACTORS DISCUSSED IN THE COMPANY'S ANNUAL REPORT ON FORM 10K AND OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

IVAX CORPORATION PRESS RELEASE
4/25/01
PAGE 2 OF 5

CONTACTS:

Thomas E. Beier
Senior Vice President, Finance & Chief Financial Officer
305-575-6563

or

Investor Relations
Tabitha H. Licea
305-575-6043
www.ivax.com

IVAX CORPORATION
4/25/01
PAGE 3 OF 5

RESULTS OF OPERATIONS
PERIOD ENDED MARCH 31,
(In thousands, except per share data)


                                                                                           THREE MONTHS
                                                                                      ------------------------
                                                                                        2001           2000
                                                                                      ---------      ---------

Net revenues                                                                          $ 259,932      $ 183,258
Cost of sales                                                                           123,724         95,173
                                                                                      ---------      ---------
      Gross profit                                                                      136,208         88,085
                                                                                      ---------      ---------
Selling and marketing                                                                    27,502         17,979
General and administrative                                                               23,721         24,175
Research and development                                                                 18,883         15,456
Amortization                                                                              3,593          1,967
                                                                                      ---------      ---------
      Total operating expenses                                                           73,699         59,577
                                                                                      ---------      ---------
      Income from operations                                                             62,509         28,508
Gain on partial sale of IVAX Diagnostics                                                 10,278             --
Other income, net                                                                         1,199          3,834
                                                                                      ---------      ---------
      Total other income, net                                                            11,477          3,834
                                                                                      ---------      ---------
      Income from continuing operations before income taxes and minority interest        73,986         32,342
Tax provision                                                                            13,755          5,440
                                                                                      ---------      ---------
      Income from continuing operations before minority interest                         60,231         26,902
Minority interest                                                                           (99)          (236)
                                                                                      ---------      ---------
      Income from continuing operations                                                  60,132         26,666
Cumulative effect of a change in accounting principle, net of taxes                          --         (6,471)
                                                                                      ---------      ---------
      Net income                                                                      $  60,132      $  20,195
                                                                                      =========      =========

BASIC EARNINGS PER SHARE:
      Income from continuing operations                                               $    0.38      $    0.17
      Cumulative effect, net of tax                                                          --          (0.04)
                                                                                      ---------      ---------
      Net Income                                                                      $    0.38      $    0.13
                                                                                      =========      =========

DILUTED EARNINGS PER SHARE:
      Income from continuing operations                                               $    0.36      $    0.17
      Cumulative effect, net of tax                                                          --          (0.04)
                                                                                      ---------      ---------
      Net Income                                                                      $    0.36      $    0.13
                                                                                      =========      =========

AVERAGE SHARES OUTSTANDING:
        Basic                                                                           159,404        153,764
        Diluted                                                                         165,063        160,042




IVAX CORPORATION
4/25/01
PAGE 4 OF 5

CONDENSED BALANCE SHEETS
(In thousands)


                                                                                         MARCH 31,        DECEMBER 31,
                                                                                            2001              2000
                                                                                      -----------------  ----------------

ASSETS

Current assets                                                                               $ 656,441         $ 659,114
Property, plant and equipment, net                                                             273,463           250,852
Other assets                                                                                   290,761           158,220
                                                                                      -----------------  ----------------
      Total assets                                                                         $ 1,220,665       $ 1,068,186
                                                                                      =================  ================

LIABILITIES AND SHAREHOLDERS' EQUITY

Current portion of long-term debt                                                                $ 795             $ 934
Other current liabilities                                                                      260,789           219,690
Long-term debt                                                                                 253,616           253,755
Other long-term liabilities                                                                     32,335            23,472
Minority interest                                                                               14,467             1,712
Shareholders' equity                                                                           658,663           568,623
                                                                                      -----------------  ----------------
      Total liabilities and shareholders' equity                                           $ 1,220,665       $ 1,068,186
                                                                                      =================  ================




Share and earnings per share amounts have not been adjusted to reflect the 5 for 4 stock split approved by the Board of Directors April 20, 2001, effective May 18, 2001 for shareholders of record May 1, 2001. The first quarter of 2001 includes the post-acquisition results of companies acquired during the past year.

IVAX CORPORATION PRESS RELEASE
2/6/01
Page 5 of 5


REVENUES BY REGION
PERIOD ENDED DECEMBER 31,
(In thousands)



                                                           THREE MONTHS                TWELVE MONTHS
                                                    ---------------------------    -----------------------
                                                        2000            1999           2000           1999
                                                    -----------     -----------    -----------    --------
North America
      External sales                                $   105,692     $    65,533    $   319,028    $   247,424
      Intersegment sales                                  1,216             146          1,638            461
      Other revenues                                        292           8,219         20,573         26,761
                                                    -----------     -----------    -----------    -----------
      Net revenue - North America                       107,200          73,898        341,239        274,646
                                                    -----------     -----------    -----------    -----------
Europe
      External sales                                     73,407          88,405        278,627        290,743
      Intersegment sales                                  6,612           3,451         28,999          8,332
      Other revenues                                     25,543          10,276         71,035         23,570
                                                    -----------     -----------    -----------    -----------
      Net revenue - Europe                              105,562         102,132        378,661        322,645
                                                    -----------     -----------    -----------    -----------
Latin America
      External sales                                     24,768           8,152         62,299         31,469
      Other revenues                                        (52)            386          1,136          1,512
                                                    -----------     -----------    -----------    -----------
      Net revenue - Latin America                        24,716           8,538         63,435         32,981
                                                    -----------     -----------    -----------    -----------
Corporate & Other
      External sales                                     12,261          10,087         39,955         34,983
      Intersegment sales                                 (7,828)         (3,597)       (30,637)        (8,793)
      Other revenues                                        121              13             30             20
                                                    -----------     -----------    -----------    -----------
      Net revenue - Corporate & Other                     4,554           6,503          9,348         26,210
                                                    -----------     -----------    -----------    -----------
Consolidated net revenues                           $   242,032     $   191,071    $   792,683    $   656,482
                                                    ===========     ===========    ===========    ===========


NET REVENUES BY PRODUCT TYPE:
PERIOD ENDED DECEMBER 31,


                                                                                           TWELVE MONTHS
                                                                                   ---------------------------
                                                                                      2000               1999
                                                                                   -----------       ---------

Proprietary and branded                                                            $   334,720     $   219,866
Generic                                                                                421,606         387,482
Other                                                                                   36,357          49,134
                                                                                   -----------     -----------
Total                                                                              $   792,683     $   656,482
                                                                                   ===========     ===========


